UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☒  Definitive Additional Materials
☐  Soliciting Material Under Rule 14a-12

USA TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4) Date Filed: December 7, 2009

USA Technologies, Inc. (the “Company”) issued the following press release on December 7, 2009.

FOR IMMEDIATE RELEASE

USA TECHNOLOGIES SENDS LETTER TO SHAREHOLDERS

URGES THEM TO PROTECT THEIR INVESTMENT BY VOTING FOR THE BOARD’S NOMINEES ON THE WHITE PROXY CARD

MALVERN, Pa.– December 7, 2009 –USA Technologies, Inc. (NASDAQ: USAT) (the “Company”) today issued the following letter to shareholders in connection with the Company’s Annual Meeting of Shareholders, scheduled for December 15, 2009.

December 7, 2009

PROTECT YOUR INVESTMENT!
VOTE THE WHITE PROXY CARD

Dear Fellow Shareholders:

The USA Technologies Annual Meeting of Shareholders is just days away. You have an important opportunity to protect the value of your investment in USA Technologies by voting to re-elect all the members of your Company’s highly-experienced and dedicated Board of Directors. Vote FOR the Company’s directors on the WHITE proxy card today.

As you may know, two relatively new dissident investors, who together own less than 1.5% of USAT’s shares, have nominated their own candidates to your Board. In so doing, they are attempting to seize effective control of your Company. If you receive a blue proxy card from the dissident group, we urge you to immediately discard it.

Your vote is important, no matter how many or how few shares you own, and we urge you to vote your shares. To vote your shares, please sign, date and return the enclosed WHITE proxy card by mailing it in the enclosed pre-addressed, stamped envelope. You may also vote by phone or the Internet by following the instructions on the enclosed WHITE proxy card.

YOUR COMPANY HAS IN PLACE OPERATIONAL AND STRATEGIC INITIATIVES TO ACHIEVE PROFITABILITY FOR THE QUARTER ENDING DECEMBER 31, 2010

USAT has a clear action plan in place to continue to capitalize on a strong product portfolio and customer relationships. The Company’s management team, employees, and Board have built this Company into the recognized leader in the small-ticket, self-serve, cashless transaction market, and positioned USAT to generate shareholder value. We recently added several new products to our existing portfolio, including the innovative ePort G8™ and ePort EDGE™, that have been well received by customers, who are experiencing a better return on investment in the Company’s products. As a leading provider in our industry, we have positioned ourselves aggressively in large, growing markets and have built a diversified customer base that includes leading consumer brands. In particular, today we do business with the leading brands that control a majority of the $57 billion all-cash vending industry. Our business model is based on superior client service and multiple revenue streams: equipment sales, activation fees and recurring service and transaction fees.

Your Board and management team have taken proactive steps to reduce costs and improve profit margins. This has resulted in a 28% reduction in operating expenses during the past fiscal year, and we are targeting further cost reductions. As of the end of the last fiscal quarter, the Company had $16.7 million in cash, and today is virtually debt free. We expect 2010 to be a year of substantial growth as we continue to implement strategic initiatives to increase revenues and reduce costs. As a result, we expect each quarter to build towards profitability and we anticipate generating positive net income for the quarter ending December 31, 2010.

THE DISSIDENT GROUP HAS NO CREDIBLE PLAN – JUST WORDS

The dissidents do not have any credible plan to create value that goes beyond USAT’s initiatives, which are already underway.
•
For example, the dissidents propose to “examine and scrutinize” the Company’s cost structure.  While the dissidents offer only words, we have already taken actions to significantly reduce costs after we have successfully commercialized our technology.

•
Similarly, the dissidents suggest that the Company should “examine” its contracts with suppliers and the transaction fees charged by credit card companies. They apparently fail to recognize that we have already successfully renegotiated one major contract (as disclosed on November 20, 2009) and that we have been actively engaged for the last few months in a collaborative effort with our customers, business partners and suppliers to reduce transaction processing fees.

•
The dissidents also propose that USAT should divest what they mistakenly consider “non-core” parts of the business. We believe the dissidents’ proposal reveals their lack of understanding of what our core business is, namely: serving the small-ticket, self-serve, cashless transaction market. To leverage the investments we have made for the benefit of all shareholders, we strategically leverage our technology across key markets, targeting vending, kiosk and laundry, the largest all-cash markets in the United States.

We believe that the election of the dissidents’ nominees who, we believe have demonstrated a lack of knowledge of our Company and industry, cannot further our progress. It is our view that giving them a near-majority on the Board could undermine important business inroads the Company has made and could jeopardize value for all shareholders.

PROTECT THE GROWTH WE HAVE ACHIEVED
DO NOT LET THE DISSIDENTS TAKE CONTROL OF YOUR COMPANY WITHOUT PAYING YOU FOR IT

The simple truth is that your Board and management team have grown USAT from a penny stock on the OTC Bulletin Board in 2003 into a company listed on The NASDAQ Global Market with commercialized industry leading technology. We now proudly serve approximately 700 customers and service approximately 60,000 connections, and we recently achieved revenues of $3.8 million for the fiscal quarter ended September 30, 2009. At precisely the moment in the Company’s history when we achieved market leadership and have developed a roadmap to achieve profitability, we believe that the dissidents are opportunistically seeking to take control of your Company to serve their own agenda. The dissidents are attempting to distort and discount our achievements by cherry-picking stock price data that paints our Company, management team and Board in the worst possible light.

Under what we consider to be a smokescreen of misleading assertions, the dissidents seek to replace three of your experienced directors with three of their own nominees and have also made it clear that they intend to eventually reduce the Board’s size to seven. This would mean that the dissidents would gain control of your Company extremely disproportionate to their less than 1.5% ownership. With immediate control of 37.5% of the Board, or 42% if they succeed in reducing the size of the Board, they would be well-positioned to take over your Company without paying you a premium for your investment.

In the dissidents’ own filings with the Securities and Exchange Commission, they admit, “we believe there is significant value in the company’s business, talented employee base, and intellectual property.”  The dissidents clearly recognize the significant value that USAT’s management team and Board have built and are seeking to seize control of it.

Unlike the dissidents’ nominees, every member of your Board is entirely committed to enhancing value for all shareholders. The results we are already seeing from our strategic plan are evidence of that commitment. In fact, our commitment to serving your interests is why we recently added two highly-qualified directors to the Board and why we sought to negotiate with the dissidents to reach a mutually agreeable resolution in order to avoid this costly, disruptive and unnecessary proxy fight.

WE URGE YOU TO REJECT THE DISSIDENTS’ NOMINEES BY VOTING THE WHITE PROXY CARD TODAY

If you receive a blue proxy card, please discard it. If you have previously submitted a blue proxy card, you may vote in favor of the Board’s nominees by following the instructions on the WHITE proxy card. If you have any questions or need any assistance voting your shares, please contact MacKenzie Partners, Inc., which is assisting the Company in this matter, toll-free at (800) 322-2885, (212) 929-5500 or USAT@mackenziepartners.com.

Thank you for your continued support and confidence in us.

Sincerely,

/s/ George R. Jensen, Jr.
George R. Jensen, Jr.
Chief Executive Officer

About USA Technologies
USA Technologies is a leader in the networking of wireless non-cash transactions, associated financial/network services and energy management. USA Technologies provides networked credit card and other non-cash systems in the vending, commercial laundry, hospitality and digital imaging industries. The Company has agreements with AT&T, Honeywell, Blackboard, MasterCard and others.

Forward-looking Statements
"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the financial position, business strategy and the plans and objectives of the Company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management, as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial market and economic conditions, including but not limited to, the ability of the Company to retain key customers from whom a significant portion of its revenues is derived; the ability of the Company to compete with its competitors to obtain market share; the ability of the Company to estimate, anticipate, or control its cash and non-cash expenses, costs, or charges; the ability of the Company to obtain widespread and continued commercial acceptance of it products or services; or the outcome of the pending proxy contest. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this shareholder letter speaks only as of the date of this shareholder letter. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Important Additional Information
USA Technologies, Inc. (“USAT” or the “Company”) filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on October 27, 2009 in connection with the Annual Meeting of Shareholders to be held on December 15, 2009, and mailed the definitive proxy statement and a WHITE proxy card to shareholders, as well as a supplement to the proxy statement and additional soliciting materials. USAT and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with such meeting. The Company’s shareholders are strongly advised to read USAT’s proxy statement as it contains important information. Shareholders may obtain an additional copy of USAT’s definitive proxy statement and any other documents filed by the Company with the SEC for free at the SEC’s website at http://www.sec.gov. Copies of the definitive proxy statement are available for free at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=14591. In addition, copies of the Company’s proxy materials may be requested at no charge by contacting MacKenzie Partners, Inc. at 1-800-322-2885 or via email at USAT@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of USAT’s shareholders is available in USAT’s definitive proxy statement filed with SEC on October 27, 2009 and in USAT’s supplement to proxy statement filed with SEC on December 2, 2009.

Contact:
USA Technologies Contact:
George Jensen, Chairman & CEO
Stephen P. Herbert, President & COO
800-633-0340
gjensen@usatech.com
sherbert@usatech.com
or
Proxy Solicitor:
MacKenzie Partners, Inc.
Mark Harnett / Jeanne Carr
212-929-5500
USAT@mackenziepartners.com
or
Media Contact:
Jeremy Jacobs / Annabelle Rinehart
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

On December 7, 2009, USA Technologies, Inc. (the "Company"), sent the following letter to its shareholders, along with a proxy card and notice of internet availability.

December 7, 2009

PROTECT YOUR INVESTMENT!
VOTE THE WHITE PROXY CARD

Dear Fellow Shareholders:

The USA Technologies Annual Meeting of Shareholders is just days away. You have an important opportunity to protect the value of your investment in USA Technologies by voting to re-elect all the members of your Company’s highly-experienced and dedicated Board of Directors. Vote FOR the Company’s directors on the WHITE proxy card today.

As you may know, two relatively new dissident investors, who together own less than 1.5% of USAT’s shares, have nominated their own candidates to your Board. In so doing, they are attempting to seize effective control of your Company. If you receive a blue proxy card from the dissident group, we urge you to immediately discard it.

Your vote is important, no matter how many or how few shares you own, and we urge you to vote your shares. To vote your shares, please sign, date and return the enclosed WHITE proxy card by mailing it in the enclosed pre-addressed, stamped envelope. You may also vote by phone or the Internet by following the instructions on the enclosed WHITE proxy card.

YOUR COMPANY HAS IN PLACE OPERATIONAL AND STRATEGIC INITIATIVES TO ACHIEVE PROFITABILITY FOR THE QUARTER ENDING DECEMBER 31, 2010

USAT has a clear action plan in place to continue to capitalize on a strong product portfolio and customer relationships. The Company’s management team, employees, and Board have built this Company into the recognized leader in the small-ticket, self-serve, cashless transaction market, and positioned USAT to generate shareholder value. We recently added several new products to our existing portfolio, including the innovative ePort G8™ and ePort EDGE™, that have been well received by customers, who are experiencing a better return on investment in the Company’s products. As a leading provider in our industry, we have positioned ourselves aggressively in large, growing markets and have built a diversified customer base that includes leading consumer brands. In particular, today we do business with the leading brands that control a majority of the $57 billion all-cash vending industry. Our business model is based on superior client service and multiple revenue streams: equipment sales, activation fees and recurring service and transaction fees.

Your Board and management team have taken proactive steps to reduce costs and improve profit margins. This has resulted in a 28% reduction in operating expenses during the past fiscal year, and we are targeting further cost reductions. As of the end of the last fiscal quarter, the Company had $16.7 million in cash, and today is virtually debt free. We expect 2010 to be a year of substantial growth as we continue to implement strategic initiatives to increase revenues and reduce costs. As a result, we expect each quarter to build towards profitability and we anticipate generating positive net income for the quarter ending December 31, 2010.

THE DISSIDENT GROUP HAS NO CREDIBLE PLAN – JUST WORDS

The dissidents do not have any credible plan to create value that goes beyond USAT’s initiatives, which are already underway.
•
For example, the dissidents propose to “examine and scrutinize” the Company’s cost structure.  While the dissidents offer only words, we have already taken actions to significantly reduce costs after we have successfully commercialized our technology.

•
Similarly, the dissidents suggest that the Company should “examine” its contracts with suppliers and the transaction fees charged by credit card companies. They apparently fail to recognize that we have already successfully renegotiated one major contract (as disclosed on November 20, 2009) and that we have been actively engaged for the last few months in a collaborative effort with our customers, business partners and suppliers to reduce transaction processing fees.

•
The dissidents also propose that USAT should divest what they mistakenly consider “non-core” parts of the business. We believe the dissidents’ proposal reveals their lack of understanding of what our core business is, namely: serving the small-ticket, self-serve, cashless transaction market. To leverage the investments we have made for the benefit of all shareholders, we strategically leverage our technology across key markets, targeting vending, kiosk and laundry, the largest all-cash markets in the United States.

We believe that the election of the dissidents’ nominees who, we believe have demonstrated a lack of knowledge of our Company and industry, cannot further our progress. It is our view that giving them a near-majority on the Board could undermine important business inroads the Company has made and could jeopardize value for all shareholders.

PROTECT THE GROWTH WE HAVE ACHIEVED
DO NOT LET THE DISSIDENTS TAKE CONTROL OF YOUR COMPANY WITHOUT PAYING YOU FOR IT

The simple truth is that your Board and management team have grown USAT from a penny stock on the OTC Bulletin Board in 2003 into a company listed on The NASDAQ Global Market with commercialized industry leading technology. We now proudly serve approximately 700 customers and service approximately 60,000 connections, and we recently achieved revenues of $3.8 million for the fiscal quarter ended September 30, 2009. At precisely the moment in the Company’s history when we achieved market leadership and have developed a roadmap to achieve profitability, we believe that the dissidents are opportunistically seeking to take control of your Company to serve their own agenda. The dissidents are attempting to distort and discount our achievements by cherry-picking stock price data that paints our Company, management team and Board in the worst possible light.

Under what we consider to be a smokescreen of misleading assertions, the dissidents seek to replace three of your experienced directors with three of their own nominees and have also made it clear that they intend to eventually reduce the Board’s size to seven. This would mean that the dissidents would gain control of your Company extremely disproportionate to their less than 1.5% ownership. With immediate control of 37.5% of the Board, or 42% if they succeed in reducing the size of the Board, they would be well-positioned to take over your Company without paying you a premium for your investment.

In the dissidents’ own filings with the Securities and Exchange Commission, they admit, “we believe there is significant value in the company’s business, talented employee base, and intellectual property.”  The dissidents clearly recognize the significant value that USAT’s management team and Board have built and are seeking to seize control of it.

Unlike the dissidents’ nominees, every member of your Board is entirely committed to enhancing value for all shareholders. The results we are already seeing from our strategic plan are evidence of that commitment. In fact, our commitment to serving your interests is why we recently added two highly-qualified directors to the Board and why we sought to negotiate with the dissidents to reach a mutually agreeable resolution in order to avoid this costly, disruptive and unnecessary proxy fight.

WE URGE YOU TO REJECT THE DISSIDENTS’ NOMINEES BY VOTING THE WHITE PROXY CARD TODAY

If you receive a blue proxy card, please discard it. If you have previously submitted a blue proxy card, you may vote in favor of the Board’s nominees by following the instructions on the WHITE proxy card. If you have any questions or need any assistance voting your shares, please contact MacKenzie Partners, Inc., which is assisting the Company in this matter, toll-free at (800) 322-2885, (212) 929-5500 or USAT@mackenziepartners.com.

Thank you for your continued support and confidence in us.

Sincerely,

/s/ George R. Jensen, Jr.

George R. Jensen, Jr.
Chief Executive Officer

About USA Technologies
USA Technologies is a leader in the networking of wireless non-cash transactions, associated financial/network services and energy management. USA Technologies provides networked credit card and other non-cash systems in the vending, commercial laundry, hospitality and digital imaging industries. The Company has agreements with AT&T, Honeywell, Blackboard, MasterCard and others.

Forward-looking Statements
"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the financial position, business strategy and the plans and objectives of the Company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management, as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial market and economic conditions, including but not limited to, the ability of the Company to retain key customers from whom a significant portion of its revenues is derived; the ability of the Company to compete with its competitors to obtain market share; the ability of the Company to estimate, anticipate, or control its cash and non-cash expenses, costs, or charges; the ability of the Company to obtain widespread and continued commercial acceptance of it products or services; or the outcome of the pending proxy contest. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this shareholder letter speaks only as of the date of this shareholder letter. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Important Additional Information
USA Technologies, Inc. (“USAT” or the “Company”) filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on October 27, 2009 in connection with the Annual Meeting of Shareholders to be held on December 15, 2009, and mailed the definitive proxy statement and a WHITE proxy card to shareholders, as well as a supplement to the proxy statement and additional soliciting materials. USAT and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with such meeting. The Company’s shareholders are strongly advised to read USAT’s proxy statement as it contains important information. Shareholders may obtain an additional copy of USAT’s definitive proxy statement and any other documents filed by the Company with the SEC for free at the SEC’s website at http://www.sec.gov. Copies of the definitive proxy statement are available for free at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=14591. In addition, copies of the Company’s proxy materials may be requested at no charge by contacting MacKenzie Partners, Inc. at 1-800-322-2885 or via email at USAT@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of USAT’s shareholders is available in USAT’s definitive proxy statement filed with SEC on October 27, 2009 and in USAT’s supplement to proxy statement filed with SEC on December 2, 2009.

If you have any questions, require assistance with voting your
WHITE proxy card, or need additional copies of the
USA Technologies’ proxy materials, please contact:

105 Madison Avenue
New York, NY 10016

105 Madison Avenue
New York, NY 10016
USAT@mackenziepartners.com

(212) 929-5500 (Call Collect)
Or
TOLL-FREE (800) 322-2885

Your Vote is important, no matter how many or how few shares you own!

To vote, please sign, date and return the enclosed WHITE proxy card by mailing it in the enclosed pre-addressed, stamped envelope.
We encourage you to disregard and not return any blue
cards that you receive

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

USA TECHNOLOGIES, INC.

To Be Held On:
Tuesday, December 15, 2009, at 10:00 a.m. EST
Chester Valley Golf Club, 430 Swedesford Road, Malvern, PA 19355

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 12/02/09.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=14591, where the following materials are available for view:

•	Notice of Annual Meeting of Shareholders
•	Proxy Statement
•	Proxy Supplement dated December 2, 2009
•	Form of Electronic Proxy Card
•	Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. You may obtain directions to be able to attend the meeting by contacting the Chester Valley Golf Club at (610) 647-4007 or by accessing their website at www.chestervalleygc.org and clicking on the "Contact Us" link.

MAIL: You may request a card by following the instructions above.
1, 2 & 3. Election of Directors of Classes I, II, and III:			4. Ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company for fiscal year ending June 30, 2010.

NOMINEES:	Stephen D. Barnhart Jack E. Price William L. Van Alen, Jr. Steven Katz Joel Brooks George R. Jensen, Jr. Stephen P. Herbert Douglas M. Lurio	Class I Director Class I Director Class II Director Class II Director Class II Director Class III Director Class III Director Class III Director
5. Approval of 2010 Stock Incentive Plan.

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no contrary direction is made, this proxy will be voted "FOR" all of the proposals set forth herein, including all the nominees listed in Items 1, 2 and 3 (or, if any such nominees should be unable to accept such nomination, for such other substitute person or persons as may be recommended by the Board of Directors), and in accordance with the proxies' best judgment upon other matters properly coming before the Annual Meeting and any adjournments thereof.

Please note that you cannot use this notice to vote by mail.

USA TECHNOLOGIES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS -
ANNUAL MEETING OF SHAREHOLDERS - December 15, 2009

As an alternative to completing this form, you may enter your vote instruction via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned, revoking all prior proxies, hereby appoint(s) George R. Jensen, Jr., and Stephen P. Herbert, or either of them, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock and Series A Preferred Stock of USA Technologies, Inc., at the Annual Meeting of Shareholders to be held on December 15, 2009, and at any adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

USA TECHNOLOGIES, INC.

December 15, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access  “www.voteproxy.com”  and  follow the on-screen instructions.  Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
COMPANY NUMBER
Vote online until 11:59 PM EST the day before the meeting.	ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy supplement dated December 2, 2009, proxy card and annual report on Form 10-K are available at – http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=14591

”	Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.	”

¢20830300000000000000 8	121509

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒
		FOR	AGAINST	ABSTAIN
1, 2 & 3. Election of Directors of Classes I, II and III:	4. Ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of the Company for fiscal year ending June 30, 2010.	☐	☐	☐

	5. Approval of 2010 Stock Incentive Plan	☐	☐	☐
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)
 Stephen D. Barnhart         Class I Director
 Jack E. Price                       Class I Director
 William L. Van Alen, Jr.   Class II Director
 Steven Katz                       Class II Director
 Joel Brooks                        Class II Director
 George R. Jensen, Jr.        Class III Director
 Stephen P. Herbert           Class III Director
 Douglas M. Lurio             Class III Director

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no contrary direction is made, this proxy will be voted "FOR" all of the proposals set forth herein, including all the nominees listed in Items 1, 2 and 3 (or, if any such nominees should be unable to accept such nomination, for such other substitute person or persons as may be recommended by the Board of Directors), and in accordance with the proxies' best judgment upon other matters properly coming before the Annual Meeting and any adjournments thereof.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜	IF YOU SIGN THIS PROXY WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢
Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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